exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 2nd_ day of August 2017.

/s/ Margo L. Cook
Margo L. Cook

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 2nd day of August 2017.

/s/ Jack B. Evans
Jack B. Evans

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 2nd day of August 2017.

/s/ William C. Hunter
William C. Hunter

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 2nd day of August 2017.

/s/ David J. Kundert
David J. Kundert

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 2nd day of August 2017.

/s/ Albin F. Moschner
Albin F. Moschner

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 2nd day of August 2017.

/s/ John K. Nelson
John K. Nelson

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 2nd day of August 2017.

/s/ William J. Schneider
William J. Schneider

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 2nd day of August 2017.

/s/ Judith M. Stockdale
Judith M. Stockdale

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 2nd day of August 2017.

/s/ Carole E. Stone
Carole E. Stone

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 2nd day of August 2017.

/s/ Terence J. Toth
Terence J. Toth

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 2nd day of August 2017.

/s/ Margaret L. Wolff
Margaret L. Wolff

exhibit s

NUVEEN EMERGING MARKETS DEBT 2022 TARGET TERM FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, a Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK J. CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 2nd day of August 2017.

/s/ Robert L. Young
Robert L. Young